EXHIBIT 99.1

                                                                  MORGAN STANLEY

10/19/2005 17:02:37 CARVE Version 54.0 /u/alexwong/deal/top20/051019/top20.051019.orig.carve
BSCMS      BSCMS    Series 2005-TOP20 **Moodys/Fitch (red)   Class A4B
Class              A4B                    Settlement Date      10/28/2005   Coupon
Original Balance   130,816,000.00         Dated Date           10/01/2005   Delay
Current Balance    130,816,000.00         First Payment Date   11/12/2005   Lead Manager
Credit Rating      AAA/Aaa                Next Payment Date    11/12/2005   Orig Deal Size
Market Desc        N/A                    Payment Freq         Monthly      Num of Tranches
Factor             1.00000000             Interest Freq.       Monthly      Deal Age

Class              -1.00000                  Cusip              N/A
Original Balance   11                        Yield Table Date   10/19/2005
Current Balance    Morgan Stanley & Co.      Yield Frequency    SemiAnnual
Credit Rating      2,072,978,628.00          Yield Day Count    30/360
Market Desc        34
Factor             0


Condition                                                                                                        ( _group == 1 )
Trigger                                       optionalCall YES     optionalCall YES    optionalCall YES
Prepay                                 CPR 0  CPR 0                CPR 0               CPR 0                CPR 0    CPR 0   CPR 0
Default                                       CDR 0    24          CDR 0    24         CDR 0    24                           CDR 100
                                              1                    2                   3
Advances                                      YES                  YES                 YES                                   YES
Recv Mnth                                     12                   12                  12                                    12
Recv Distr                                    100 1                100 1               100 1                                 100 1
Losses                                        0.35                 0.35                0.35                                  0.35
Ball Ext                                                                                                    50% 12 mos  12 mos
Prepay                                                                                                                         CPR 0


Price / Yield
-----------------------------------------------------------------------------------------
99.5937                      5.3115   5.3115   5.3114   5.3114   5.3099   5.3078   5.3162
99.6562                      5.3032   5.3032   5.3032   5.3031   5.3021   5.3000   5.3079
99.7187                      5.2949   5.2949   5.2949   5.2949   5.2943   5.2923   5.2996
99.7812                      5.2866   5.2866   5.2866   5.2866   5.2866   5.2846   5.2913
99.8437                      5.2784   5.2783   5.2783   5.2783   5.2789   5.2769   5.2830
99.9062                      5.2701   5.2701   5.2701   5.2701   5.2711   5.2692   5.2748
99.9687                      5.2618   5.2618   5.2618   5.2618   5.2634   5.2615   5.2665
100.0312                     5.2536   5.2536   5.2536   5.2536   5.2557   5.2539   5.2583
100.0937                     5.2453   5.2453   5.2453   5.2454   5.2480   5.2462   5.2500
100.1562                     5.2371   5.2371   5.2371   5.2371   5.2403   5.2385   5.2418
100.2187                     5.2288   5.2289   5.2289   5.2289   5.2326   5.2308   5.2336
100.2812                     5.2206   5.2206   5.2207   5.2207   5.2249   5.2232   5.2253
100.3437                     5.2124   5.2124   5.2125   5.2125   5.2172   5.2155   5.2171
100.4062                     5.2042   5.2042   5.2042   5.2043   5.2095   5.2079   5.2089
100.4687                     5.1960   5.1960   5.1960   5.1961   5.2018   5.2002   5.2007
100.5312                     5.1878   5.1878   5.1878   5.1879   5.1941   5.1926   5.1925
100.5937                     5.1796   5.1796   5.1797   5.1797   5.1865   5.1850   5.1843
100.6562                     5.1714   5.1714   5.1715   5.1715   5.1788   5.1773   5.1761
100.7187                     5.1632   5.1632   5.1633   5.1634   5.1712   5.1697   5.1679
100.7812                     5.1550   5.1551   5.1551   5.1552   5.1635   5.1621   5.1598
100.8437                     5.1468   5.1469   5.1470   5.1470   5.1559   5.1545   5.1516
-----------------------------------------------------------------------------------------
Average Life                   9.90     9.91     9.92     9.93    10.82    10.89     9.92
Mod Duration @ 100.2187        7.54     7.55     7.55     7.56     8.07     8.11     7.55
First Prin Per                  119      119      119      119      130      131      119
Last Prin Per                   120      120      120      120      131      132      120
Payment Window                    2        2        2        2        2        2        2
Percent Cum Writedown          0.00     0.00     0.00     0.00     0.00     0.00     0.00
USD Swap Spread @ 100.2187       32       32       32       32       29       28       32



This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.